UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		May 26, 2017

American Woodmark Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3102 Shawnee Drive, Winchester, Virginia		22601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

American Woodmark Corporation

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 25, 2017, the Board of Directors of American Woodmark Corporation (the ‘Company”) received notice from Mr. Kent Guichard that he had declined to seek re-election to the Company’s board of directors at the Company’s next annual shareholders meeting.  Mr. Cary Dunston, President and Chief Executive Officer, will assume the additional role of Chairman of the Board subsequent to the Company's 2017 shareholders meeting to be held on August 24, 2017. Mr. Guichard's decision is not attributable to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  The press release announcing the transition of the Chairman of the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 25, 2017, the Board of Directors of the Company approved an amendment to Article II, Section 2 of the Company's Bylaws that will become effective August 24, 2017, the date of effectiveness of Mr. Guichard's resignation from the Company's Board of Directors as described in Item 5.02 hereto. The amendment will decrease the number of directors of the Company from nine to eight. The full text of the Bylaws of the Company, marked to show the change, is attached as Exhibit 3.1 to this report and is incorporated in response to this Item by reference thereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit 3.1    Bylaws of the Company, as amended effective August 24, 2017 (marked to show changes to Bylaws).

Exhibit 99.1    Registrant’s Press Release dated May 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ M. SCOTT CULBRETH	/s/ S. CARY DUNSTON

M. Scott Culbreth	S. Cary Dunston
Senior Vice President and Chief Financial Officer	President & Chief Executive Officer

Date: May 26, 2017	Date: May 26, 2017
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer